Certain Risks and Concentration	12 Months Ended
Dec. 31, 2012
Certain Risks and Concentration
15.	CERTAIN RISKS AND CONCENTRATION

Concentration of Credit Risk

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash, restricted cash, short-term investments and receivables. As of December 31, 2011 and 2012, the Group’s cash, restricted cash and short-term investments were held in major financial institutions located in the PRC, Hong Kong and the United States which management believes are of high credit quality. As of December 31, 2012, the Company had approximately RMB2,351,615 (US$377,460) in cash and certificates of deposit in the PRC, which constitute about 92% of total cash, restricted cash and short-term investments. Approximately 59% of the Company’s total cash, restricted cash and short-term investments were held at a branch of Bank of Nanjing in Shanghai, PRC. As PRC bank regulatory authorities are empowered to take over the operation and management of a PRC state-owned bank when it faces a material credit crisis, the Company does not foresee substantial credit risk with respect to cash and short-term investments held at PRC state-owned banks, such as Bank of Nanjing. However, in the event of bankruptcy of a financial institution in which the Company has deposits or investments, it may be unlikely to claim its deposits or investments back in full.

Receivables are typically unsecured and denominated in RMB, and are derived from revenues earned from operations or from payments made on behalf of certain customers arising in the PRC. Management believes credit risk on receivables is moderate due to the diversity of its services and customers.

No individual customer accounted for more than 10% of net revenues during the years ended December 31, 2010, 2011 and 2012. No individual customer accounted for more than 10% of accounts receivable as of December 31, 2011 and 2012.

Currency Convertibility Risk

The Group’s sales and purchase and expense transactions are generally denominated in RMB and a significant portion of the Group’s liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China.

PRC Regulatory Risk

The Group is subject to regulatory risks, which include the interpretation of current tax laws, the legality of its corporate structure and the scope of its operations in the PRC, which may result in limitations on the Group’s ability to conduct business in the PRC. In addition, the Group conducts some of its operations in China through VIEs and consolidates them pursuant to a series of contractual arrangements. If the contractual arrangements establishing the VIE structure are found to be in violation of any existing or future PRC laws, rules or regulations, the Group may be subject to penalties, which may include but not be limited to, the cancellation or revocation of the Group’s business and operating licenses, being required to restructure the Group’s operations or discontinue the Group’s operating activities. The imposition of any of these or other penalties may result in a material and adverse effect on the Group’s ability to conduct its operations. In such case, the Group may lose its rights to direct the activities of and receive economic benefits from its VIEs, which may result in deconsolidation of the VIEs. The Group’s business, operating results and financial condition could also be materially and adversely affected by significant political, economic and social uncertainties in the PRC.